UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of June 1, 2005, providing for the issuance of

Carrington Mortgage Loan Trust, Series 2005-NC3

ASSET BACKED PASS-THROUGH CERTIFICATES)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-117349-09 (Commission File Number)	01-0791848 (I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pools

On June 7, 2005, a single series of certificates, entitled Carrington Mortgage Loan Trust, Series 2005-NC3, Asset Backed Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the “Depositor”), New Century Mortgage Corporation (the “Servicer”) and Deutsche Bank National Trust Company (the “Trustee”). The Certificates consist of eighteen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1A Certificates,” the “Class A-1B Certificates,” the “Class A-1C Certificates,” the “Class A-1D Certificates,” the “Class A-2 Certificates,” “the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” the “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class CE Certificates,” the “Class P Certificates,” and the “Class R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,475,474,273.63 as of June 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 3, 2005 (the “Mortgage Loan Purchase Agreement”), among the Depositor, NC Capital Corporation (the “Responsible Party”) and Stanwich Asset Acceptance Company, L.L.C. (the “Seller”). The Certificates (other than the Class M-8 Certificates, Class M-9 Certificates, Class P Certificates, Class CE Certificates and Class R Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated June 7, 2005, between the Depositor and the Representative.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance	Pass-Through Rate
A-1A	$523,850,000	Variable
A-1B	$270,570,000	Variable
A-1C	$324,680,000	Variable
A-1D	$131,494,000	Variable
A-2	$138,955,000	Variable
M-1	$52,688,000	Variable
M-2	$81,266,000	Variable
M-3	$26,791,000	Variable
M-4	$53,581,000	Variable
M-5	$29,470,000	Variable
M-6	$33,042,000	Variable
M-7	$25,898,000	Variable
M-8	$19,646,000	Variable
M-9	$21,433,000	Variable
CE	$52,689,061.86	Variable
P	$100.00	N/A
R	100% Percent Interest	N/A

The Certificates, other than the Class M-8, Class M-9, Class CE, the Class P and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 3, 2005, and the Prospectus Supplement, dated June 3, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, the Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of June 1, 2005, among Citigroup Mortgage Loan Trust Inc. as Depositor, New Century Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-NC3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 23, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of June 1, 2005, among Citigroup Mortgage Loan Trust Inc. as Depositor, New Century Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-NC3 Certificates.	7

Exhibit 4.1